UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022

KLA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Drive	Milpitas	California	95035
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KLAC	The Nasdaq Stock Market, LLC
	Indicate by check	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2022, the Board of Directors (the “Board”) of KLA Corporation (the “Company”) approved and adopted amendments to the Amended and Restated By-Laws of the Company (as so amended, the “By-laws”).

The amendments revise the advance notice disclosure requirements contained in the By-laws to require the stockholder proposing business or nominating directors to provide additional information about the stockholder’s ownership of securities in the Company, and permit the Board to request that such stockholder furnish additional information that is reasonably requested by the Board. Further, the By-laws prohibit a stockholder from nominating a greater number of director candidates than are subject to election by stockholders at the applicable meeting. Additionally, the By-laws require any candidate for the Board, whether nominated by a stockholder or the Board, to provide additional background information and representations regarding such candidate’s intent to serve the entire term, as well as such candidate’s written consent to being named in a proxy statement and accompanying proxy card relating to the Company’s next meeting of stockholders at which directors are to be elected. The By-laws also require a candidate for nomination as a director to update and supplement all required information as necessary, so that the information shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof.

The amendments also address the universal proxy rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements. Further, any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board.

The amendments revise the Company’s forum selection provision to provide that, unless the Company consents in writing to the selection of an alternative forum, the U.S. federal district courts shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint. The amendments also include certain technical, conforming, modernizing or clarifying changes to the By-laws.

The foregoing description of the changes contained in the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2022 annual meeting of stockholders (the “2022 Annual Meeting”) on November 2, 2022. Of the 141,807,816 shares of Company common stock entitled to vote at the 2022 Annual Meeting, 129,129,063 shares, or 91.1%, were present in person or by proxy at the 2022 Annual Meeting. Four proposals were considered at the 2022 Annual Meeting:

Proposal One: At the 2022 Annual Meeting, the stockholders elected the ten candidates nominated by the Board to serve as directors for one-year terms, each until his or her successor is duly elected and qualified.

The table below presents the voting results for Proposal One:

Name	For	Against	Abstain	Broker Non-Votes
Robert Calderoni	104,490,615	15,971,223	472,660	8,194,565
Jeneanne Hanley	120,465,387	175,555	293,556	8,194,565
Emiko Higashi	118,383,014	2,333,306	218,178	8,194,565
Kevin Kennedy	92,720,297	27,814,199	400,002	8,194,565
Gary Moore	119,870,280	843,887	220,331	8,194,565
Marie Myers	116,305,753	4,411,944	216,801	8,194,565
Kiran Patel	115,548,177	5,165,270	221,051	8,194,565
Victor Peng	120,534,950	178,224	221,324	8,194,565
Robert Rango	119,660,475	1,051,082	222,941	8,194,565
Richard Wallace	119,467,129	1,253,060	214,309	8,194,565

Proposal Two: The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.

The table below presents the voting results for Proposal Two:

For	Against	Abstain	Broker Non-Votes
122,261,834	6,658,757	208,472	—

Proposal Three: The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement for the 2022 Annual Meeting.

The table below presents the voting results for Proposal Three:

For	Against	Abstain	Broker Non-Votes
110,807,606	8,903,095	1,223,796	8,194,565

Proposal Four: The stockholders did not approve a stockholder proposal requesting the Board to issue a report regarding net zero targets and climate transition planning, as disclosed in the Proxy Statement for the 2022 Annual Meeting.

The table below presents the voting results for Proposal Four:

For	Against	Abstain	Broker Non-Votes
30,376,377	88,667,954	1,890,166	8,194,565

Item 8.01	Other Events.

As previously disclosed in the Company’s 2022 Proxy Statement filed with the SEC on September 22, 2022, Edward Barnholt’s term ended on November 2, 2022, and the size of the Board was reduced from 11 to 10 directors.

On November 3, 2022, the Company issued a press release announcing that the Board declared a cash dividend of $1.30 per share on the Company’s common stock. Such dividend shall be payable on December 1, 2022 to stockholders of record as of the close of business on November 15, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed herewith.

Exhibit No.	Description

3.1	Amended and Restated By-Laws

99.1	Press release issued November 3, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA CORPORATION

Date: November 4, 2022	By:	/s/ Mary Beth Wilkinson
	Name:	Mary Beth Wilkinson
	Title:	Executive Vice President and Chief Legal Officer